EXHIBIT 21
                                                                      ----------
HARSCO CORPORATION

Subsidiaries of the Registrant

                                                    Country of                      Ownership
Name                                               Incorporation                    Percentage
----------------------------------------------------------------------------------------------
Heckett MultiServ S.A.I.C.                           Argentina                          100%
Harsco (Australia) Pty. Limited                      Australia                          100%
Harsco Track Technologies Pty. Ltd.                  Australia                          100%
Heckett MultiServ (Australia) Pty. Ltd.              Australia                          100%
MetServ Australasia Pty. Ltd.                        Australia                           70%
MetServ Holdings Pty. Limited                        Australia                           55%
MetServ Pty. Ltd.                                    Australia                           55%
MetServ Victoria Pty. Ltd.                           Australia                           70%
Taylor-Wharton (Australia) Pty. Limited              Australia                          100%
AluServ Middle East W.L.L.                           Bahrain                             65%
Heckett MultiServ S.A.                               Belgium                            100%
Loyquip Holdings S.A.                                Belgium                            100%
SGB Belgium Sarl                                     Belgium                            100%
Societe D'Etudes et D'Administration
  des Entreprises S.A.                               Belgium                            100%
Verwerkingsbedryf Voor Byproduckten
  in de Staalnyverhei                                Belgium                            100%
Fortuna Insurance Limited                            Bermuda                            100%
Harsco (Bermuda) Limited                             Bermuda                            100%
Heckett MultiServ Limitada                           Brazil                             100%
Sobremetal - Recuperacao de Metais Ltda.             Brazil                             100%
Harsco Canada Limited                                Canada                             100%
Guernsey Plant Hire Ltd.                             Channel Islands-Guernsey           100%
SGB (Channel Islands) Ltd.                           Channel Islands-Jersey             100%
SGB Gulf Ltd.                                        Channel Islands-Jersey             100%
Heckett MultiServ S.A.                               Chile                              100%
Heckett MultiServ Tang Shan Iron & Steel
  Service Corp. Ltd.                                 China                              100%
Heckett MultiServ Zhejiang Iron & Steel
  Service Corp. Ltd.                                 China                               80%
Taylor-Wharton (Beijing) Cryogenic
  Equipment Co. Ltd.                                 China                               51%
Czech Slag - Nova Hut s.r.o.                         Czech Republic                      65%
Heckett MultiServ Cz s.r.o.                          Czech Republic                     100%
MultiServ spol. s.r.o.                               Czech Republic                     100%
SGB Cz a.s.                                          Czech Republic                     100%
SGB Denmark ApS                                      Denmark                            100%
Heckett Bahna Co. For Industrial
  Operations S.A.E.                                  Egypt                               65%
Heckett MultiServ Bahna S.A.E.                       Egypt                               65%
SGB Egypt for Scaffolding and Formwork S.A.E.        Egypt                            96.85%
Slag Processing Company Egypt (SLAR) SAE             Egypt                               60%
Bergslagens Suomi Oy                                 Finland                            100%
Floyequip S.A.                                       France                             100%

                                                                      EXHIBIT 21
                                                                      ----------
HARSCO CORPORATION

Subsidiaries of the Registrant

                                                    Country of                      Ownership
Name                                               Incorporation                    Percentage
----------------------------------------------------------------------------------------------
Heckett MultiServ France S.A.                        France                             100%
Heckett MultiServ Industries S.A.S.                  France                             100%
Heckett MultiServ Logistique et
  Services Specialises S.A.S.                        France                             100%
Heckett MultiServ S.A.S.                             France                             100%
Heckett MultiServ Sud S.A.                           France                             100%
PyroServ                                             France                             100%
SCI Branchy S.A.                                     France                             100%
SGB S.A.S.                                           France                             100%
Carbofer International GmbH                          Germany                            100%
Harsco GmbH                                          Germany                            100%
MultiServ GmbH                                       Germany                            100%
Heckett MultiServ Guatemala S.A.                     Guatemala                          100%
SGB Asia Pacific Ltd.                                Hong Kong                          100%
SGB Eventlink (Ireland) Ltd.                         Ireland                            100%
SGB Scafform Ltd.                                    Ireland                            100%
IlServ SrL                                           Italy                               65%
MultiServ SrL                                        Italy                              100%
SGB Latvia                                           Latvia                              70%
Heckett MultiServ S.A.                               Luxembourg                         100%
Luxequip Holding S.A.                                Luxembourg                         100%
SGB Asia Pacific (M) Sdn Bhd.                        Malaysia                           100%
Taylor-Wharton Asia (M) Sdn. Bhd.                    Malaysia                           100%
Taylor-Wharton Gas Equipment Sdn. Bhd.               Malaysia                           100%
Andamios Patentados, S.A. de C.V.                    Mexico                             100%
Electroforjados Nacionales, S.A. de C.V.             Mexico                             100%
Heckett Mexicana, S.A. de C.V.                       Mexico                             100%
Irving, S.A. de C.V.                                 Mexico                             100%
Harsco Europa B.V.                                   Netherlands                        100%
Harsco Finance B.V.                                  Netherlands                        100%
Heckett MultiServ China B.V.                         Netherlands                        100%
Heckett MultiServ Far East B.V.                      Netherlands                        100%
Heckett MultiServ Finance B.V.                       Netherlands                        100%
Heckett MultiServ (Holland) B.V.                     Netherlands                        100%
Heckett MultiServ International B.V.                 Netherlands                        100%
SGB Events B.V.                                      Netherlands                        100%
SGB Holland B.V.                                     Netherlands                        100%
SGB Industrial Services B.V.                         Netherlands                        100%
SGB North Europe B.V.                                Netherlands                        100%
Slag Reductie Nederland B.V.                         Netherlands                        100%
Slag Reductie (Pacific) B.V.                         Netherlands                        100%
Stalen Steigers Holland B.V.                         Netherlands                        100%
SteelServ Limited                                    New Zealand                         50%
Heckett MultiServ A.S.                               Norway                             100%

                                                                      EXHIBIT 21
                                                                      ----------
HARSCO CORPORATION

Subsidiaries of the Registrant

                                                    Country of                      Ownership
Name                                               Incorporation                    Percentage
----------------------------------------------------------------------------------------------
SGB Polska SP Z.O.O.                                 Poland                             100%
Companhia de Tratamento de Sucatas, Limitada         Portugal                           100%
Trenci-Engenharia Tecnicas Racuionalizades
  de Construcao Civil Lda.                           Portugal                           100%
SGB Al Darwish United WLL                            Qatar                               49%
Heckett MultiServ Saudi Arabia Limited               Saudi Arabia                        55%
SGB Asia Pacific (S) Pte. Ltd.                       Singapore                          100%
Heckett MultiServ Slovensko spol. s.r.o.             Slovak Republic                    100%
SGB Slovensko s.r.o.                                 Slovak Republic                    100%
Taylor-Wharton Harsco, s.r.o.                        Slovak Republic                    100%
Heckett MultiServ (Pty.) Limited                     South Africa                       100%
SRH Mill Services (Pty.) Ltd.                        South Africa                       100%
SteelServ (Pty.) Ltd.                                South Africa                       100%
Gestion Materias Ferricas, S.A.                      Spain                              100%
Heckett MultiServ Reclamet, S.A.                     Spain                              100%
MultiServ Iberica S.A.                               Spain                              100%
MultiServ Intermetal S.A.                            Spain                              100%
MultiServ Lycrete S.A.                               Spain                              100%
Serviequipo S.A.                                     Spain                              100%
Bergslagens Stalservice A.B.                         Sweden                             100%
Heckett MultiServ Nordiska A.B.                      Sweden                             100%
Heckett MultiServ (Sweden) A.B.                      Sweden                             100%
Montanus Industriforvaltning A.B.                    Sweden                             100%
SGB Stallningar A.B.                                 Sweden                             100%
Heckett MultiServ (Thailand) Company Limited         Thailand                            70%
Faber Prest Distribution Limited                     U.K.                               100%
Faber Prest Limited                                  U.K.                               100%
Faber Prest (Overseas) Limited                       U.K.                               100%
Faber Prest (Pacific) Limited                        U.K.                               100%
Harsco Investment Ltd.                               U.K.                               100%
Harsco Track Technologies Ltd.                       U.K.                               100%
Harsco (U.K.) Ltd.                                   U.K.                               100%
Heckett International Services Limited               U.K.                               100%
Heckett Limited                                      U.K.                               100%
Heckett MultiServ (A.S.R.) Ltd.                      U.K.                               100%
Heckett MultiServ Investment Limited                 U.K.                               100%
Heckett MultiServ plc                                U.K.                               100%
Heckett MultiServ (Sheffield) Ltd.                   U.K.                               100%
Heckett MultiServ (S.R.) Ltd.                        U.K.                               100%
Heckett MultiServ (U.K.) Ltd.                        U.K.                               100%
MastClimbers Ltd.                                    U.K.                                51%
Otis Transport Services Limited                      U.K.                               100%
Quipco Ltd.                                          U.K.                               100%
SGB Eventlink Limited                                U.K.                               100%

                                                                      EXHIBIT 21
                                                                      ----------
HARSCO CORPORATION

Subsidiaries of the Registrant

                                                    Country of                      Ownership
Name                                               Incorporation                    Percentage
----------------------------------------------------------------------------------------------
SGB Group Ltd.                                       U.K.                               100%
SGB Holdings Ltd.                                    U.K.                               100%
SGB Investments Ltd.                                 U.K.                               100%
SGB Services Ltd.                                    U.K.                               100%
Slag Reduction Overseas Limited                      U.K.                               100%
Harsco Foreign Sales Corporation                     U.S. Virgin Islands                100%
Faber Prest (U.S.), Inc.                             U.S.A.                             100%
Harsco Defense Holding, Inc.                         U.S.A.                             100%
Harsco Minnesota Corporation                         U.S.A.                             100%
Harsco Technologies Corporation                      U.S.A.                             100%
Harsco UDLP Corporation                              U.S.A.                             100%
Heckett MultiServ General Corp.                      U.S.A.                             100%
Heckett MultiServ Inc.                               U.S.A.                             100%
Heckett MultiServ Intermetal Inc.                    U.S.A.                             100%
Heckett MultiServ Investment Corporation             U.S.A.                             100%
Heckett MultiServ Operations Ltd.                    U.S.A.                             100%
Heckett MultiServ U.S. Corporation                   U.S.A.                             100%
Heckett Technology Services Inc.                     U.S.A.                             100%
SGB Holdings Inc.                                    U.S.A.                             100%
Slag Reduction Investment Corporation                U.S.A.                             100%
SRA Mill Services, Inc.                              U.S.A.                             100%
Quebeisi SGB LLC                                     United Arab Emirates                49%
Heckett MultiServ M.V. & M.S., C.A.                  Venezuela                          100%




Companies in which Harsco Corporation does not exert management control are not consolidated. These companies are listed below as unconsolidated entities.

                                                     Country of
                                                     Incorporation/                 Ownership
Name                                                 Organization                   Percentage
-----------------------------------------------------------------------------------------------------------

Granufos S.A.S.                                       France                            50%
Phooltas Tamper Private Limited                       India                             40%
p.t. Purna Baja Heckett                               Indonesia                         40%
Salamis / SGB Limited                                 Scotland                          50%